The Managers Funds
Semi-Annual Report
September 30, 2000
U.S. Stock Market Plus Fund
Short Duration Government Fund
Intermediate Duration Government Fund

We pick the talent.
You reap the results.
Letter to Shareholders 	1
The Managers Funds Performance 	2
Complete performance table for all of
The Managers Funds as of September 30, 2000
Schedules of Portfolio Investments 	3
Detailed portfolio listings by security
type, as valued at September 30, 2000
Financial Statements
   Statements of Assets & Liabilities 	8
   Fund balance sheets, Net Asset Value (NAV)
 per share computation and cumulative undistributed amounts
	Statements of Operations 	9
   		Detail of sources of income,
 fund expenses, and realized and unrealized
gains (losses) during the period
   Statements of Changes in Net Assets 	10
   Detail of changes in fund assets and distributions
 to shareholders for the past two periods
Financial Highlights 	12
   		Historical net asset values,
 distributions, total returns, expense ratios,
 turnover ratios and total net assets for each fund
Notes to Financial Statements 	15
Accounting and distribution policies,
details of agreements and transactions with
fund management and description of certain investment risks
Supplemental Data ..................................23
Results from the Special Meeting of Shareholders held on July 21, 2000
Investments in The Managers Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the funds are not federally insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any governmental agency.
Founded in 1983, The Managers Funds offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals.



Dear Fellow Shareholder:
From an investment standpoint, 1999 was among the most diverse years of the century. While the NASDAQ Composite Index returned more than 86% for the year, the largest ever calendar year return for any broad U.S. stock index, there were significant portions of the financial markets that actually diminished in value during the year. For example, the S&P 500 and the Russell 2000 indices soared to record highs despite the fact that roughly half of the stocks in those indices lost value during the year. Medium and long-term domestic and international developed markets bonds also went down in price in 1999 due to a steady rise in interest rates. Meanwhile, emerging markets stocks and bonds soared as investors' confidence in the recovery of these markets improved.

The performance of the various funds within The Managers Funds family reflects the wide divergence of opportunities during 1999 and affirmed that we are indeed providing a diversified offering of investments. I am pleased to report that the vast majority of our Funds met or exceeded our expectations of real returns and performance relative to our competitors. In addition, our Funds, when viewed as a balanced portfolio, provided exceptional returns this past year; in fact better than any year in our fifteen-year history.

We are living in a truly extraordinary period of economic prosperity. The U.S. economy continued to grow in 1999, on its way to becoming the longest and strongest economic expansion in United States history. This expansion, like many in the past, is a result of a virtuous cycle of inter-related factors such as improvements in productivity, a high employment rate, low interest rates, a low rate of inflation, high consumer confidence, a high rate of consumer spending, a high rate of business investment and, importantly, a relatively peaceful planet. What set this expansion apart are technological and capital market advances that have enabled businesses to improve their decision-making and reduce their risk. Improvements in all aspects of production have enabled businesses to shorten the time it takes to bring new ideas to market and reduce inventories to a fraction of what was previously necessary. Many businesses have been able to implement just-in-time inventory management practices that virtually eliminate inventory. The obvious advantage to this is the cost savings, but the more profound effect on the economy is the reduction of risk. Business managers do not need to predict the demand for their products as far into the future as before. They do not have to purchase raw materials and begin production schedules months in advance of expected demand. Thus, they are much less apt to over-produce or under-produce, which has typically been a significant factor in causing boom and bust economic cycles.

In cases where technology alone cannot reduce risk, the development of the capital markets has enabled business managers to diversify and hedge some of the risks inherent in their businesses. Global and international businesses can hedge against the possibility of currency movements wiping out profits. Farmers can insure themselves against adverse price changes in their crops or even adverse weather conditions. With futures contracts and other financial instruments, transportation companies can create for themselves more stable energy prices. The development of mortgage and asset-backed securities has enabled financial institutions to offer more loans without having to take on more risk. All these developments have effectively lowered the cost of doing business, enabled businesses to expand further and faster than ever before and increased the available supply of goods and services. Thus, despite growing demand, prices have remained somewhat stable and our standard of living has improved.

Because the virtuous cycle currently remains in place, most indicators point to continued prosperity for the U.S. economy. While the aforementioned developments have smoothed the business cycle and enabled businesses to diversify risk, they have also enabled some participants to take on more risk. In addition, most of these factors have been instrumental in increasing competition. While increased competition is generally good for consumers and the economy as a whole, it is an added challenge for business leaders and investors. It increases the cost of bad decisions and inefficient operations. As businesses have become more competitive and information has become more available, intelligence and sound judgement has become more important.

Business leaders and investors are forced to make quicker, more complex decisions every day. Investment results in 1999 proved that despite a broadly healthy economy there can be a wide disparity between the top tier and the also-rans. For these reasons, we at The Managers Funds continue to believe that the best investment strategy is to identify and hire experienced investment managers who focus their energy and demonstrate intelligence, sound judgment and discipline. Although we cannot expect to match the exceptional returns we achieved in 1999 every year, we will always seek to capitalize on opportunities as they arise.

The following report contains discussions of each Fund's 1999 performance along with a listing of the investment portfolios, financial statements, and the report of independent accountants. On the following page you'll find a performance summary for all of The Managers Funds as of December 31, 1999.

Should you have any questions about this report, or if you'd like to receive a Prospectus and additional information, including fees and expenses, for any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersfunds.com. As always, please read the Prospectus carefully before you invest or send money. The Managers Funds are distributed by The Managers Funds LLC.

We thank you for your continued investment in The Managers Funds.

Sincerely,

As always, should you have any questions on this Semi-Annual
Report, please feel free to contact us at 1-800-835-3879. We thank you for your continued investment in The
Managers Funds.
Sincerely,
Peter M. Lebovitz
President
The Managers Funds
Thomas G. Hoffman, CFA
Director of Research
The Managers Funds LLC



					1


The Managers Funds Performance (unaudited)
All periods ended September 30, 2000
Average Annual Total Returns (a)

Equity Funds:	Year to Date	1 Year	3 Years
5 Years		10 Years		Since Inception
Inception Date		Morningstar Rating (b)
Income Equity				4.13%	0.00%	10.26%	0.00%
7.12%	0.00%	14.10%	0.00%	15.38%	0.00%	14.02%
Oct. '84		PPP
Capital Appreciation	2.44%	0.00%	62.28%	0.00%	46.63%
0.00%	33.91%	0.00%	26.18%	0.00%	21.05% Jun. '84
PPPPP
Small Company (c)				1.10%		 -   		 -
	 -   		 -   	0	1.10%		Jun. '00		N/A
Special Equity				10.32%	0.00%	49.93%
	0.00%	19.00%	0.00%	22.68%	0.00%	22.93%	0.00%
	17.84%		Jun. '84		PPPP
International Equity				(9.40)%	0.00%	2.69%
	0.00%	7.24%	0.00%	10.61%	0.00%	12.95%	0.00%
	13.25%		Dec. '85		PPPP
Emerging Markets Equity				(19.35)%
	15.87%		 -   		 -   		 -   		6.69%
	Feb. '98		N/A
U.S. Stock Market Plus				(3.17)%	0.00%
	11.38%	0.00%	14.77%	0.00%	20.61%	0.00%	 -
	0.00%	19.14%		Jun. '92		PPPP

Income Funds:
Bond	7.53%	0.00%	7.25%	0.00%	5.16%	0.00%	7.11%	0.00%	9.28%	0.00%
10.27%		Jun. '84		PPPP
Global Bond	(6.48)%	0.00%	(8.57)%	0.00%	0.11%	0.00%	1.81%
0.00%	 -   	0.00%	3.25%		Mar. '94		P
Intermediate Duration
   Government	5.68%	0.00%	6.15%	0.00%	5.24%	0.00%	6.08%	0.00%
-   	0.00%	7.38%		Mar. '92		PPPP
Short & Intermediate Bond				4.40%	0.00%	4.90%
0.00%	4.43%	0.00%	5.06%	0.00%	6.32%	0.00%	7.70%	Jun. '84 PPPP
Short Duration Government 3.33%	0.00%	4.92%	0.00%	4.53%	0.00%
5.19%	0.00%	 -   	0.00%	5.22%		Mar. '92		PPPPP
Money Market				4.48%	0.00%	5.85%	0.00%	5.33%
0.00%	5.35%	0.00%	4.68%	0.00%	5.83%		Jun. '84		N/A

Past performance is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additional risks are associated with investing in international and emerging markets, and such securities may be considered speculative. There are also risks associated with investing in small-cap companies, such as increased volatility. For a Prospectus including fees and expenses, please visit our website at www.managersfunds.com, or call The Managers Funds LLC at (800) 835-3879 or your investment adviser. Read the prospectus carefully before you invest. The Managers Funds are distributed by The Managers Funds LLC, a NASD member.
(a)	Total return equals income yield plus share price change
and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. Year to date total returns are based on calendar year.

(b)	Morningstar proprietary ratings reflect historical risk-
adjusted performance as of 09/30/00 and are subject to change every month. The ratings are calculated from the Funds' three-, five- and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. For the three-, five- and ten-year periods, respectively, each of the Equity Funds rated, other than the International Equity Fund, were rated against 3,876, 2,419 and 796 equity funds, the International Equity Fund was rated against 1,175, 730 and 146 international equity funds, and each of the Income Funds were rated against 1,741, 1,300 and 386 taxable fixed-income funds. The top ten percent of the funds in an investment class receive five stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

(c)	Small Company's returns are since inception (June 19,
2000).



U.S. Government and Agency Obligations - 117.9%1
Federal Home Loan Mortgage Corporation - 27.2%
FHLMC Gold, 6.000%, 01/01/29	17,800,560	 	16,683,397
FHLMC Gold 30 Year, 7.500%, TBA	28,300,000	 	28,246,938
FHLMC, 9.500%, 07/01/02	12,516	 	12,603
Total Federal Home Loan Mortgage Corporation		44,942,938

Federal National Mortgage Association - 45.8%
FNMA, 6.000%, 06/01/14 through 11/01/14	11,427,545
11,001,869
FNMA, 6.500%, 03/01/29	3,461,395	 	3,325,812
FNMA, 7.000%, 02/01/29 through 11/01/28	5,869,861
5,764,672
FNMA, 7.250%, 01/15/10	7,100,000	 	7,321,783
FNMA, 7.500%, 03/01/30 through 09/01/30	22,624,618
22,589,149
FNMA 30 Year, 7.500%, TBA	5,100,000	 	5,085,659
FNMA, 7.580%, 03/01/30	232,303	 	238,030
FNMA 30 Year, 8.000%, TBA	20,000,000	 	20,262,500
FNMA, 12.500%, 09/01/12	44,831	 	50,052
Total Federal National Mortgage Association	75,639,526

Government National Mortgage Association - 44.9%
GNMA, 5.000%, 01/20/30	997,273	 	975,144
GNMA, 6.000%, 04/20/29 through 06/20/29	15,601,347
15,371,937
GNMA, 6.375%, 05/20/16 through 06/20/21	2,306,804	 2,322,988
GNMA, 6.500%, 01/15/29 through 11/15/28	16,904,341	 16,294,866
GNMA, 6.750%, 09/20/21	52,769	 	53,279
GNMA, 7.000%, 03/15/28	4,148,897	 	4,090,107
GNMA, 7.125%, 12/20/17	1,787,179	 	1,805,891
GNMA, 7.375%, 01/20/18 through 03/20/28	3,774,494	 3,801,690
GNMA 30 Year, 7.500%, TBA	20,500,000	 	20,557,646
GNMA 30 Year, 8.000%, TBA	8,800,000	 	8,956,746
Total Government National Mortgage Association		74,230,294
Total U.S. Government and Agency Obligations
(cost $195,737,508)			194,812,758

Corporate Bonds-Asset Backed - 13.6%
First Union-Lehman Brothers-Bank of America Commercial
 Mortgage Trust, 6.560%, 11/18/08	5,000,000	 	4,860,196
GMAC Commercial Mortgage Securities, 6.420%, 08/15/08	5,500,000
5,232,920
Nomura Asset Securities Corp., Series 1998-D6, Class A1B,
 6.590%, 03/17/28	4,000,000	 	3,882,672
Spinnaker IA A2, 7.630%, 05/01/01	8,500,000	 	8,478,750
Total Corporate Bonds (cost $23,175,466)			22,454,538

Option Contracts on Three-Month LIBOR
Interest Rate Swap Agreements - 0.7%
Option to enter into a pay-fixed 6.500% interest rate Swap with
Deutsche Bank AG beginning 09/29/03 and expiring 09/29/08
30,000,000	 	969,815

 The accompanying notes are an integral part of these financial statements.

					3


Option to enter into a receive-fixed 5.250% interest rate Swap
With Deutsche Bank AG beginning 09/29/03 and expiring 09/29/08
30,000,000	 	132,709
Total Interest Rate Swap Agreements (cost $870,000)	1,102,524

S&P 500 Swaps - (0.1)%
Morgan Guaranty Trust Co. Swap, receive S&P 500 Index,
pay 3-Month LIBOR-14 basis points, expires 03/16/01	45,903,356
(247,958)

Preferred Stock - 5.3%
Home Ownership Funding Corporation2 (cost $9,515,385)	11,700
8,822,519

Short-Term Investments - 13.0%
Other Investment Companies - 8.0%3
AIM Liquid Assets Portfolio, 6.590%	1,016,063	 	1,016,063
Calvert Cash Reserves Institutional Prime Fund, 6.530%
5,080,421	 	5,080,421
JPM Prime Money Market Fund, 6.500%	7,135,266	 	7,135,266
Total Other Investment Companies			13,231,750

Federal National Mortgage Association
Discount Notes - 5.0%
0.000%, 04/23/01 through 07/16/014,5	8,640,000	 8,288,568
Total Short-Term Investments (cost $21,520,318)	21,520,318

Total Investments - 150.4% (cost $250,818,677)	248,464,699
Other Assets, less Liabilities - (50.4)%		(83,293,285)
Net Assets - 100.0%			165,171,414


U.S. Government and Agency Obligations - 148.3%1
Federal Home Loan Mortgage Corporation - 49.2%
FHLMC Gold, 6.500%, 07/01/29	927,908	 	892,341
FHLMC Gold, 7.000%, 06/01/30	1,191,574	 	1,168,660
FHLMC Gold 30 Year, 7.000%, TBA	7,100,000	 	6,955,785
FHLMC Gold 30 Year, 7.500%, TBA	4,000,000	 	3,992,500
FHLMC Gold, 8.500%, 05/01/25 through 12/01/25	1,720,282
1,770,293
Total Federal Home Loan Mortgage Corporation		14,779,579

Federal National Mortgage Association - 34.1%
FNMA, 6.010%, 12/01/08	4,789,100	 	4,544,589
FNMA, 6.040%, 10/01/08	1,330,068	 	1,268,316
FNMA 30 Year, 6.500%, TBA	1,000,000	 	960,000
FNMA, 7.250%, 01/15/10	2,700,000	 	2,784,340
FNMA 30 Year, 7.500%, TBA	500,000	 	498,594
FNMA IO Strip, 9.000%, 12/15/16	626,076	 	182,616
Total Federal National Mortgage Association		10,238,455

Government National Mortgage Association - 65.0%
GNMA, 6.375%, 04/20/24 through 06/20/22	685,628	 690,588
GNMA, 6.750%, 07/20/17 through 07/20/18	3,139,414	 3,167,885
GNMA, 7.000%, 01/15/28 through 10/15/28	11,485,961	 11,323,660
GNMA, 7.375%, 03/20/21	594,269	 	598,756
GNMA, 7.500%, 09/20/22	457,288	 	461,767
GNMA 30 Year, 8.000%, TBA	2,900,000	 	2,951,655
GNMA, 9.500%, 07/15/09 through 12/15/17	293,108	 308,718
Total Government National Mortgage Association		19,503,029
Total U.S. Government and Agency Obligations
(cost $44,878,194)			44,521,063

Corporate Bonds-Asset Backed - 9.5%
GMAC Commercial Mortgage Securities, 6.420%, 08/15/08
	(cost $2,856,920)	3,000,000		2,854,320

Interest Rate Cap Contracts - 0.4%
Salomon Swapco, Expires 04/23/03, Strike Rate 7.500%
	(cost $2,245,445)	50,000,000		112,500

Preferred Stock - 8.3%
Home Ownership Funding Corporation2 (cost $2,691,383)	3,300
2,488,403


Short-Term Investments - 0.9%4,5
FNMA Discount Notes, 0.000%, 07/16/01 through 08/23/01 225,000
212,980
FHLMC Discount Notes, 0.000%, 09/13/01	50,000	 47,045
Total Short-Term Investments (cost $259,247)		260,025

Total Investments - 167.4% (cost $52,931,189)		50,236,311
Other Assets, less Liabilities - (67.4)%		(20,221,122)
Net Assets - 100.0%			30,015,189


U.S. Government and Agency Obligations - 119.2%1
Federal Home Loan Mortgage Corporation - 39.3%
FHLMC Gold, 6.000%, 01/01/29	4,580,853	 	4,293,359
FHLMC 30 Year, 6.500%, TBA	2,000,000	 	1,921,876
FHLMC 15 Year, 7.000%, TBA	2,000,000	 	1,990,000
FHLMC Gold, 7.000%, 07/01/30	1,397,815	 	1,370,935
FHLMC Gold 30 Year, 7.500%, TBA	1,200,000	 	1,197,750
Total Federal Home Loan Mortgage Corporation		10,773,920

Federal National Mortgage Association - 41.3%
FNMA, 6.000%, 01/01/14	1,638,386	 	1,577,913
FNMA, 6.500%, 11/01/28	2,429,707	 	2,334,778
FNMA IO Strip, 6.500%, 04/01/29	316,696	 	97,700
FNMA 30 Year, 6.500%, TBA	500,000	 	480,000
FNMA, 7.250%, 01/15/10	1,000,000	 	1,031,237
FNMA 30 Year, 7.500%, TBA	5,800,000	 	5,787,310
Total Federal National Mortgage Association		11,308,938

Government National Mortgage Association - 38.6%
GNMA, 6.375%, 05/20/21 through 06/20/16	575,381	 579,350
GNMA, 6.750%, 08/20/17 through 08/20/18	756,973	 763,835
GNMA, 7.000%, 01/15/28 through 11/15/28	5,161,547	 5,088,407
GNMA, 7.125%, 11/20/17 through 12/20/17	312,095	 314,178
GNMA, 7.375%, 03/20/16	246,530	 	248,243
GNMA, 7.500%, 09/15/28	3,565,538	 	3,579,871
Total Government National Mortgage Association		10,573,884
Total U.S. Government and Agency Obligations
(cost $33,079,650)			32,656,742

Corporate Bonds-Asset Backed - 14.1%
GMAC Commercial Mortgage Securities, 6.420%, 08/15/08	2,000,000
1,902,880
Nomura Asset Securities Corp., Series 1998-D6,
 Class A1B, 6.590%, 03/17/28	2,000,000	 	1,941,336
Total Corporate Bonds (cost $4,043,414)			3,844,216

Short-Term Investments - 3.6%
Other Investment Companies - 3.1%
JPM Prime Money Market Fund, 6.500%3	856,899	 856,899


Federal National Mortgage Association
Discount Notes - 0.5%
0.000%, 07/16/014,5	140,000	 	132,877
Total Short-Term Investments (cost $989,776)		989,776

Total Investments - 136.9% (cost $38,112,840)		37,490,734
Other Assets, less Liabilities - (36.9)%		(10,095,872)
Net Assets - 100.0%			27,394,862


The following footnotes and abbreviations are to be read in conjunction with the Statements of Portfolio Investments on pages
3 through 6:

At September 30, 2000, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately as follows:

Fund	Cost	Appreciation	Depreciation	Net
U.S. Stock Market Plus	$250,818,677 	$1,734,202 $(4,088,180)
$(2,353,978)
Short Duration Government	52,931,189	341,212	(3,036,090)
(2,694,878)
Intermediate Duration Government 38,112,840 111,110 (733,216)
(622,106)

1 	Mortgage-backed obligations are subject to principal
paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. Adjustable-rate mortgages have coupon rates that adjust periodically. The interest rate shown is the rate in effect at September 30, 2000. The adjusted rate is determined by adding a spread to a specified index.


2 	Security is exempt from registration under Rule 144A of the
Securities Act of 1933, as amended.  These securities may be resold in transactions exempt from registration, normally to qualified buyers. Such securities represented 5.3% of net assets for the U.S. Stock Market Plus Fund and 8.3% of net assets for the Short Duration Government Fund.
3	Yields shown for each investment company represents the
September 30, 2000, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.
4	Security is held as collateral for futures transactions by
J.P. Morgan Investment Management Inc.
5	Zero-coupon security.

Investments Abbreviations:
FHLMC: Federal Home Loan Mortgage Corporation
FNMA: Federal National Mortgage Association
GMAC: General Motors Acceptance Corporation
GNMA: Government National Mortgage Association


Managers			Managers			Managers
U.S. Stock 			Short Duration	Intermediate Duration
Market Plus		 Government			Government
 Fund 			 Fund 			 Fund
Assets:
Investments at value*			 $248,464,699
$50,236,311 			 $37,490,734
Cash		 400,279 		 858,616 			 21,804
Receivable for investments sold  81,422,625  25,266,845
10,199,348
Receivable for Fund shares sold	 115,435 	 15,701
193,041
Dividends, interest and other receivables			 1,558,260
 369,037 			 185,684
Prepaid expenses			 6,912 			 2,780
 -

Total assets		 331,968,210 			 76,749,290
 48,090,611

Liabilities:
Payable for Fund shares repurchased	 249,043 	 170 	 33,393
Payable for investments purchased			 144,755,696
 30,822,447 			 15,695,686
Variation margin on futures contracts 	 1,758,094
 23,229 	 4,375
Payable for securities sold short	 19,836,727 	 9,850,000
 4,925,000
Interest payable-swap positions	 56,604 	 -   	 -
Dividends payable to shareholders	 -   			 -
 9,684
Reverse repurchase agreement
(proceeds $6,012,000)	 -   	 6,013,117 			 -
Accrued expenses:
Investment advisory and management fee	 98,921 	 17,464
 15,549
Other		 41,711 		 7,674 			 12,062

Total liabilities	 166,796,796 	 46,734,101  20,695,749

Net Assets	 $165,171,414 	 $30,015,189  $27,394,862

Shares outstanding	 11,712,399 	 3,108,960 	 2,852,606

Net asset value, offering and redemption
price per share	$14.10 	$9.65 	$9.60

Net Assets Represent:
Paid-in capital	 $180,941,836 	 $36,920,283  $30,002,015
Undistributed (overdistributed)
net investment income	 1,632,335 	 19,030 	 (130,789)
Accumulated net realized loss from
investments, futures and option contracts	 (10,364,593)
(3,967,532)	 (1,800,979)
Net unrealized depreciation of investments,
futures and option contracts	 (7,038,164) (2,956,592) (675,385)

Net Assets	 $165,171,414 	 $30,015,189 	 $27,394,862

*Investments at cost	 $250,818,677 	 $52,931,189
$38,112,840


Managers		Managers		Managers
U.S. Stock 		Short Duration		Intermediate Duration
Market Plus		Government		Government
Fund		Fund		Fund
Investment Income:
Interest income	 $4,534,863  $1,377,119 	 $956,013
Dividend income	 506,912 		 92,678 		 -
Securities lending fees	 928,454 	 10,097 		 5,278

Total investment income	5,970,229 	1,479,894 		961,291

Expenses:
Investment advisory and management fees	 634,934 	 115,766
 98,860
Transfer agent	 121,645 		 11,082 		 11,083
Custodian	 43,268 		 20,987 		 18,582
Trustees	 41,041 		 28,557 		 18,805
Professional fees	 29,654 		 8,228 		 8,732
Registration	 4,280 		 1,694 		 1,428
Insurance	 6,692 		 4,531 		 2,355
Miscellaneous	 16,987 		 4,334 		 2,620

Total expenses before reimbursements 898,501 195,179 	162,465
Expense reimbursement	 (100,298)	 (66,182)		 (38,183)

Net expenses	798,203 		128,997 		124,282

Net investment income 	5,172,026 	1,350,897 		837,009

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments
and option contracts	 669,309 	 (57,058)		 67,047
Net realized gain (loss) on futures contracts	 1,258,981
(714,683)		 (503,745)
Net unrealized appreciation (depreciation)
of investments and option contracts		 2,849,106
(713,672)		 846,203
Net unrealized appreciation (depreciation)
of futures contracts	 (16,494,532)	 110,960 	 266,787
Net realized and unrealized gain (loss)
on investments	(11,717,136)		(1,374,453) 676,292
Net Increase (Decrease) in Net Assets
Resulting from Operations	 $(6,545,110)	 $(23,556)
$1,513,301


Managers
U.S. Stock Market Plus Fund
  September 30		  March 31
Increase (Decrease) in Net Assets
From Operations:
Net investment income	 $5,172,026 	 $11,417,703
Net realized gain (loss) on investments	1,928,290 	9,813,534
Net unrealized appreciation (depreciation)
of investments			(13,645,426)		5,540,085
Net increase (decrease) in net assets
resulting from operations		(6,545,110)		26,771,322

Distributions to Shareholders:
From net investment income (3,552,090)		(12,518,994)
In excess of net investment income		 -   		 -
From net realized gain on investments (12,657,330) (24,674,903)

Total distributions to shareholders	(16,209,420) (37,193,897)

From Capital Share Transactions:
Proceeds from sale of shares	22,847,928 		96,921,050
Net asset value of shares issued in connection
with reinvestment of dividends and distributions	15,609,309
36,203,243
Cost of shares repurchased	(41,906,457) (116,910,676)

Net increase (decrease) from
capital share transactions		(3,449,219)		16,213,617

Total increase (decrease) in net assets	(26,203,749) 5,791,042

Net Assets:
Beginning of period		191,375,163  185,584,121

End of period	 $165,171,414 		 $191,375,163

End of period undistributed
(overdistributed) net investment income	 $1,632,335  $12,399

Share Transactions:
Sale of shares				1,516,908 		5,994,091
Shares issued in connection with reinvestment
of dividends and distributions	1,075,363 	2,304,861
Shares repurchased	(2,823,875)		(7,413,923)

Net increase (decrease) in shares	(231,604)	885,029


Managers 					Managers
 Short Duration Government Fund
 Intermediate Duration Government Fund
September 30	     March 31	September 30	   March 31


 $1,350,897 	 $3,196,619 	 $837,009 	 $2,764,180
(771,741)		(1,567,240)	(436,698)	(1,052,626)

(602,712)		77,849 			1,112,990 	(1,641,380)

(23,556)	1,707,228 			1,513,301 		70,174


 (947,433)	(3,117,768)	 (828,177)		(2,764,180)
 -   		 -   			 -   		(5,173)
 -   		 -   			 -   		(105,706)

(947,433)		(3,117,768)			(828,177)	(2,875,059)


5,089,009 		45,705,401 			3,988,608 	12,864,608

831,809 		2,856,393 			641,035 	2,713,480
(10,474,857)	(72,418,486)	(9,058,508)	(36,760,396)


(4,554,039)	(23,856,692)	(4,428,866)		(21,182,308)

(5,525,028)	(25,267,232)	(3,743,742)	(23,987,193)


35,540,217 	60,807,449 	31,138,604 	55,125,797

 $30,015,189  $35,540,217 	 $27,394,862  $31,138,604


 $19,030 	 $(384,434)			 $(130,789)		 $(139,621)

529,735 	4,672,634 			422,036 		1,338,329

86,785 		292,708 			67,925 	283,573
(1,195,577)		(7,397,351)		(961,114	(3,858,008)

(579,057)		(2,432,009)			(471,153)	(2,236,106)


Managers U.S. Stock Market Plus Fund
Financial Highlights
For a share of capital stock outstanding throughout each period


Sept. 30,	Fiscal Year Ended March 31,
2000 		(a)	2000 	1999 	1998 	1997 	1996
Net Asset Value,
Beginning of Period $16.02  $16.78 	$16.86 $12.56 $12.27  $10.84

Income from
Investment Operations:
Net investment income 	0.91 	0.88 	0.69 	0.59 	0.59 	0.61
Net realized and unrealized
gain (loss) on investments (1.48)	1.38 	1.76 	4.94 	1.82 	2.77

Total from investment
operations	(0.57) 2.26  2.45  5.53  2.41 	3.38

Less Distributions to
Shareholders from:
Net investment income (0.77) (0.98) (0.62) (0.59) (0.59) (0.58)
Net realized gain on
investments	(0.58) (2.04) (1.91) (0.64) (1.53)	(1.37)

Total distributions to
Shareholders (1.35) (3.02) (2.53) (1.23) (2.12)	 (1.95)

Net Asset Value,
End of Period $14.10 $16.02 $16.78  $16.86 $12.56 	$12.27

Total Return	(3.62)%(b)	14.91%	17.17%	45.71%
21.41%				32.30%

Ratio of net expenses
to average net assets (c) 0.88%(d) 0.88% 0.88% 0.88% 0.88% 	0.90%

Ratio of net investment income
to average net assets 5.70%(d) 5.47% 4.62% 4.79% 5.30%	5.53%

Portfolio turnover	250%(b) 442% 527%	424%	182%		107%

Net assets at end of period
(000's omitted) $165,171 $185,584 $136,667 $13,507 $4,767

(a)		For the six months ended September 30, 2000 (unaudited).
(b)		Not annualized.
(c)		Absent the expense reimbursements, the annualized
ratio of expenses to average net assets for the six months ended
September 30, 2000, and the fiscal years ended March 31, 2000,
1999, 1998, 1997 and 1996 would have been 0.99%, 1.01%, 1.04%,
1.23%, 2.60% and 4.58%, respectively.  (See Note 1c of Notes to
Financial Statements.)
(d)		Annualized.


Managers Short Duration Government Fund
Financial Highlights
For a share of capital stock outstanding throughout each period



Sept. 30,	Fiscal Year Ended March 31,
2000 	(a)2000 1999 	1998 	1997 	1996
Net Asset Value,
Beginning of Period $9.64  $9.94 	$9.92 $9.83 $9.74 	$9.90

Income from
Investment Operations:
Net investment income	0.39 	0.54 	0.45 	0.48 	0.48 	0.62
Net realized and unrealized
gain (loss) on investments (0.10) (0.27) 0.02 0.12 0.14 (0.15)

Total from investment
operations	0.29 	0.27 	0.47 	0.60 	0.62 	0.47

Less Distributions to	Shareholders from:
Net investment income (0.28) (0.57) (0.45) (0.51) (0.48) (0.62)
In excess of net investment
income -   	 -   	 -   	 -   	(0.05) (0.01)

Total distributions to
Shareholders (0.28) (0.57) (0.45) (0.51) (0.53)	(0.63)

Net Asset Value,
End of Period	$9.65 $9.64 $9.94 $9.92 $9.83 	$9.74

Total Return 3.12%(b) 2.75%	4.83%	6.24%	6.57%	4.95%

Ratio of net expenses
to average net assets (c)0.78%(d) 0.78% 0.78% 0.78%	0.78%	0.78%

Ratio of net investment income
to average net assets 8.17%(d) 6.01% 4.78% 5.28% 5.04% 6.29%

Portfolio turnover 416%(b) 268% 298% 626% 556%	225%

Net assets at end of period
(000's omitted) $30,015 $35,540 $60,807 $78,428 $118,989 $221,825

(a)For the six months ended September 30, 2000 (unaudited).
(b) Not annualized.
(c) Absent the expense reimbursements, the annualized ratio of expenses to average net assets for the six months ended September 30, 2000, and the fiscal years ended March 31, 2000, 1999, 1998, 1997 and 1996 would have been 1.18%, 1.07%, 1.00%, 1.00%, 0.93%
and 0.93%, respectively.  (See Note 1c of Notes to Financial
Statements.)
(d) Annualized.


Managers Intermediate Duration Government Fund
Financial Highlights
For a share of capital stock outstanding throughout each period




Sept. 30, Fiscal Year Ended March 31,
2000 	(a) 2000 1999 1998 1997 1996
Net Asset Value,
Beginning of Period	$9.37 $9.91 $10.00 $9.73 $10.01 $9.83

Income from
Investment Operations:
Net investment income	0.28 0.53 0.53 0.59 0.60 0.66
Net realized and unrealized
gain (loss) on investments 0.23 (0.50) 0.03 0.42 (0.02)0.28

Total from investment
Operations 0.51 	0.03 	0.56 	1.01 	0.58 	0.94

Less Distributions to
Shareholders from:
Net investment income (0.28) (0.53)	(0.52) (0.56) (0.61) (0.66)
In excess of net investment
income -   	(0.02) -   	 -   	 -   		 -
Net realized gain
on investments	 -   	(0.02) (0.13) (0.18) (0.25)	(0.10)

Total distributions to
Shareholders (0.28) (0.57) (0.65) (0.74) (0.86)	(0.76)

Net Asset Value,
End of Period $9.60 $9.37 $9.91 $10.00 $9.73 $10.01

Total Return 0.51%(b) 0.40%	5.73%				10.65%
5.92%				9.69%

Ratio of net expenses
to average net assets (c)0.88%(d)0.88% 0.88% 0.88% 0.88%0.90%

Ratio of net investment income
to average net assets 5.93%(d) 5.72% 5.25% 5.61% 6.19% 6.49%

Portfolio turnover 276%(b) 455% 423% 583%	 409%	193%

Net assets at end of period
(000's omitted) $27,395 $31,139 $55,126 $38,642 $37,736 $36,447

(a) For the six months ended September 30, 2000 (unaudited).
(b) Not annualized.
(c) Absent the expense reimbursements, the annualized ratio of expenses to average net assets for the six months ended September 30, 2000, and the fiscal years ended March 31, 2000, 1999, 1998, 1997 and 1996 would have been 1.15%, 1.06%, 1.06%, 1.13%, 1.16%
and 1.14%, respectively.  (See Note 1c of Notes to Financial
Statements.)
(d) Annualized.


(1)	Summary of Significant Accounting Policies
Managers Trust I ("Trust I"), formerly Smith Breeden Trust, and Managers Trust II ("Trust II"), formerly Smith Breeden Series Fund, (collectively, the "Trusts") are no-load, open-end, investment companies each organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently Trust I is comprised of Managers U.S. Stock Market Plus Fund ("Stock Market Plus"), formerly Smith Breeden U.S. Equity Market Plus(r) Fund. Trust II currently offers shares in two series: Managers Short Duration Government Fund ("Short Duration"), formerly Smith Breeden Short Duration U.S. Government Fund, and Managers Intermediate Duration Government Fund ("Intermediate Duration"), formerly Smith Breeden Intermediate Duration U.S. Government Fund.

The financial statements of Stock Market Plus, Short Duration and Intermediate Duration (collectively, the "Funds") are prepared in accordance with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:


(a)	Valuation of Investments
Equity securities traded on a domestic or international securities exchange are valued at the last quoted sales price, or, lacking any sales, at last quoted bid price. Over-the-counter securities for which market quotations are readily available are valued at the last quoted sales price, or, lacking any sales, at the last quoted bid price. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market. Investments in other regulated investment companies are valued at their end of day net asset value per share. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees of the Trusts.


Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.


(b)	Security Transactions
Security transactions are accounted for as of trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

(c)	Investment Income and Expenses
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued. Discounts and premiums are amortized using the effective interest method when required for Federal income tax purposes. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a particular Fund are apportioned among the Funds, and in some cases other Funds in the family, based upon their relative net assets or number of shareholders.


The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc. ("AMG"), has contractually agreed, through at least July 31, 2002, to waive its fees and/or bear expenses of each Fund to cause total expenses to not exceed the annual rates of 0.88% for Stock Market Plus and Intermediate Duration and 0.78% for Short Duration (the "Expense Agreements"). The Expense Agreements would not apply during any period that the total net assets of a Fund are below $50 million or if the shareholders of that Fund approve a fund management agreement or a merger of that Fund into another mutual fund. The Investment Manager has also made a voluntary undertaking to limit the expenses to 0.88% for Stock Market Plus and Intermediate Duration and 0.78% for Short Duration for the year ending March 31, 2001.

(d)	Dividends and Distributions
Dividends resulting from net investment income were declared and paid daily for Intermediate Duration. Effective October 1, 2000, dividends resulting from net investment income, if any, normally will be declared and paid monthly for Short Duration and Intermediate Duration. Dividends resulting from net investment income, if any, normally will be declared and paid quarterly for Stock Market Plus. Distributions of capital gains, if any, will be made on an annual basis in December and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital.

(e)	Federal Taxes
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies.

(f)	Capital Loss Carryovers
As of September 30, 2000, Short Duration had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through March 31, 2008.

	Capital Loss
Fund	Carryover Amount	Expires Mar. 31,
Short Duration 	$658,505	2004
	829,556	2005
	760,963	2008

(g)	Capital Stock
Each Trust's Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At September 30, 2000, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Stock Market
Plus - 1 owns 39%; Short Duration - 4 own 70%; Intermediate
Duration - 2 own 78%.

(h)	Repurchase Agreements
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(i)	Reverse Repurchase Agreements
A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

(j)	Dollar Roll and Reverse Dollar Roll Agreements
A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. When a Fund invests in a dollar roll, it is compensated by the difference between the current sales price and the forward price for the future purchase as well as by earnings on the cash proceeds of the initial sale. A reverse dollar roll is agreement to buy securities for delivery in the current month and to sell substantially similar securities on a specified future date, typically at a lower price. During the roll period, the Fund receives the principal and interest on the securities purchased in compensation for the cash invested in the transaction.

(k)	Short Sales
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. All of the Funds expect to engage in short sales as a form of hedging in order to shorten the overall duration of the portfolio and maintain portfolio flexibility. While a short sale may act as an effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses which can reduce the portfolio's total return.

As of September 30, 2000, the following Funds held short sales.

Fund	Principal	Security	Proceeds	Market Value
Stock Market Plus	$16,500,000	GNMA 30 Year 6.500%	$15,832,266
$(15,896,727)
4,000,000	GNMA 30 Year 7.000%	3,922,500	(3,940,000)
Short Duration	10,000,000	GNMA 30 Year 7.000%	9,781,250
(9,850,000)
Intermediate Duration 5,000,000 GNMA 30 Year 7.000% 4,890,625
(4,925,000)

(l)	Futures Contracts Held or Issued for Purposes other than
Trading
Each of the Funds use interest-rate futures contracts for risk management purposes in order to reduce fluctuations in each Funds' net asset values relative to each Funds targeted option-adjusted duration. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Stock Market Plus had the following open futures contracts as of September 30, 2000:

Number of	Expiration	Unrealized
          Type             	Contracts	Position	      Month
	Gain/(Loss)
5 Year U.S. Treasury	74	Long	December 2000	3,136
10 Year U.S. Treasury	90	Long	December 2000	62,595
5 Year U.S. Treasury	646	Short	December 2000	(500,058)
10 Year U.S. Treasury	588	Short	December 2000	(238,230)
U.S. Treasury Bond	24	Short	December 2000	(13,608)
3 Month Eurodollar	27	Short	December 2000	891
3 Month Eurodollar	19	Long	December 2001	46,115
3 Month Eurodollar	10	Short	March 2001	(1,420)
3 Month Eurodollar	63	Short	June 2001	(16,821)
3 Month Eurodollar	150	Short	September 2001	4,463
3 Month Eurodollar	39	Long	December 2002	55,337
3 Month Eurodollar	19	Long	June 2002	44,689
3 Month Eurodollar	11	Short	March 2002	(16,837)
3 Month Eurodollar	60	Short	September 2002	20,718
3 Month Eurodollar	20	Long	December 2003	39,097
3 Month Eurodollar	35	Long	June 2003	43,855
3 Month Eurodollar	67	Short	March 2003	(108,814)
3 Month Eurodollar	65	Short	September 2003	(30,305)
3 Month Eurodollar	26	Long	December 2004	45,383
3 Month Eurodollar	29	Long	June 2004	55,157
3 Month Eurodollar	54	Long	September 2004	81,444
3 Month Eurodollar	29	Short	March 2004	(36,143)
3 Month Eurodollar	9	Long	December 2005	7,384
3 Month Eurodollar	122	Short	March 2005	156,139
3 Month Eurodollar	3	Short	June 2005	(3,364)
3 Month Eurodollar	16	Long	December 2006	13,928
3 Month Eurodollar	8	Long	June 2006	6,864
3 Month Eurodollar	21	Long	September 2006	18,018
3 Month Eurodollar	65	Short	March 2006	64,108
3 Month Eurodollar	24	Short	March 2007	39,192
	Total	(157,087)

Short Duration had the following open futures contracts as of September 30, 2000:

	Number of	Expiration	Unrealized
          Type             	Contracts	Position	      Month
	Gain/(Loss)
10 Year U.S. Agency	15	Long	December 2000	8,370
5 Year U.S. Treasury	103	Short	December 2000	(67,916)
10 Year U.S. Treasury	103	Short	December 2000	(35,526)
U.S. Treasury Bond	9	Short	December 2000	834
3 Month Eurodollar	6	Short	December 2000	(6,477)
3 Month Eurodollar	1	Long	December 2001	833
3 Month Eurodollar	2	Long	June 2001	1,466
3 Month Eurodollar	51	Long	September 2001	(52,530)
3 Month Eurodollar	35	Short	March 2001	(53,570)
3 Month Eurodollar	1	Long	December 2002	596
3 Month Eurodollar	1	Long	March 2002	833
3 Month Eurodollar	1	Long	September 2002	670
3 Month Eurodollar	19	Short	June 2002	6,052
3 Month Eurodollar	1	Long	September 2003	445
3 Month Eurodollar	1	Long	December 2003	395
3 Month Eurodollar	16	Short	March 2003	(23,197)
3 Month Eurodollar	19	Short	June 2003	5,127
3 Month Eurodollar	2	Long	December 2004	591
3 Month Eurodollar	1	Long	March 2004	383
3 Month Eurodollar	19	Short	June 2004	3,677
3 Month Eurodollar	4	Short	September 2004	(1,018)
3 Month Eurodollar	2	Long	March 2005	541
3 Month Eurodollar	10	Short	December 2005	2,343
3 Month Eurodollar	7	Short	June 2005	(394)
3 Month Eurodollar	2	Short	September 2005	(9)
3 Month Eurodollar	4	Long	December 2006	2,307
3 Month Eurodollar	3	Long	June 2006	474
3 Month Eurodollar	6	Long	September 2006	6,386
3 Month Eurodollar	12	Short	March 2006	5,196
3 Month Eurodollar	1	Long	March 2007	83
3 Month Eurodollar	1	Long	June 2007	71
				Total	(192,964)

Intermediate Duration had the following open interest-rate futures contracts as of September 30, 2000:

	Number of	Expiration	Unrealized
          Type             	Contracts	Position	      Month
	Gain/(Loss)
5 Year U.S. Treasury	11	Short	December 2000	(5,761)
10 Year U.S. Treasury	103	Short	December 2000	(13,144)
				Total	(18,905)

Futures transactions involve additional costs and may result in losses. The effective use of futures depends on the Funds' ability to close futures positions at times when the Funds' portfolio managers deem it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contracts themselves, and of the securities that are the subject of a hedge.

(m)	Derivative Financial Instruments Held or Issued for Trading
Purposes
Stock Market Plus invests in futures contracts on the S&P 500
Index whose returns are expected to track movements in the S&P
500 Index.

Stock Market Plus had the following open futures contracts on the S&P 500 Index as of September 30, 2000:

	Number of	Expiration	Unrealized
	Contracts	Position	      Month      	Gain/(Loss)
	292	Long	December 2000	(4,502,819)
	10	Long	March 2000	(92,675)
	27	Long	June 2001	(82,719)
			Total	(4,678,213)

(n)	Assets Pledged to Cover Margin Requirements for Open
Futures Positions
The aggregate market value of assets pledged to cover margin requirements for the open futures positions at September 30, 2000 was:

	         Fund         	Assets Pledged
Stock Market Plus	$8,288,568
Short Duration	260,025
Intermediate Duration	132,877

(o)	Interest Rate Caps and Swap Contracts and Options
The Funds may enter into over-the-counter transactions involving interest rate caps, swapping interest rates, or purchase options to enter into such contracts, in order to manage interest rate risk. In an interest rate cap agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermine interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Interest rate swaps do not involve the exchange of principal between the parties. Purchased options on interest rate swap contracts ("swaptions") give the holder the right, but not the obligation, to enter into a swap contract with the counterparty which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement. If the counterparty to the swap transaction defaults, the Funds will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that interest rate swap or swaption contract counterparties will be able to meet their obligations under the contracts or that, in the event of default, the Funds will succeed in pursuing contractual remedies. The Funds may thus assume the risk that payments owed the Funds under a swap or swaption contract will be delayed, or not received at all.
During the term of the interest rate swap agreement or swaption, unrealized gains or losses are recorded as a result of "marking to market". When the interst rate swap agreement or swaption is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract, if any.

As of September 30, 2000, the Stock Market Plus Fund held two open swaptions. In each of the contracts, the Fund paid a premium, to the counterparty, in return for the swaptions. These swaptions may be exercised by entering into a swap contract with the counterparty only on the date specified in each contract.

(2)	Agreements and Transactions with Affiliates
The Trusts have entered into Fund Management Agreements with the Investment Manager dated August 1, 2000. Under this agreement, the Investment Manager provides or oversees investment advisory and management services to the Funds. [(Prior to August 1, 2000, the investment manager of each of the Funds was Smith Breeden Associates, Inc. ("Smith Breeden")]. The Investment Manager selects sub-advisors for each Fund (subject to Trustee approval), and monitors the portfolio managers' investment programs and results. Each Fund's investment portfolio is currently managed by Smith Breeden, pursuant to Sub-Advisory Agreements by and between the Investment Manager on behalf of each fund and the sub-advisor. Certain Trustees and Officers of the Funds are Officers of the Investment Manager or of AMG.

Investment advisory and management fees of 0.70% per annum are paid directly by each Fund to the Investment Manager based on average daily net assets. (Prior to August 1, 2000, the Funds paid an identical fee to Smith Breeden for these services.)

Effective August 1, 2000, the aggregate annual fee paid to each independent Trustee for serving as a Trustee of the Trusts is $4,000. (Prior to August 1, 2000, each independent Trustee was paid a combined fee of $75,000 for serving as a Trustee to the predecessor Trusts.) The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees and expenses paid by the Trusts during the six months ended September 30, 2000.

(3)	Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term and U.S.
Government securities, for the six months ended September 30, 2000, were as follows.

	Long-Term Securities
Fund	Purchases	Sales
Stock Market Plus	$570,784,417	$627,033,741
Short Duration	173,014,269	178,993,352
Intermediate Duration	113,418,554	137,226,968

(4)	Portfolio Securities Loaned
The Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. The custodian invests collateral received in the form of cash temporarily in money market funds. Earnings of such temporary cash investments or a fee paid is divided between the custodian, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

(5)	Risks Associated with Collateral Mortgage Obligations
("CMOs")
The net asset value of Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.


At the Special Meeting of Shareholders of the Smith Breeden Trust ("Trust I")and Smith Breeden Series Fund ("Trust II"), held on July 21, 2000, the following votes were recorded for Smith Breeden U.S. Equity Market Plus Fund ("Equity Fund"), Smith Breeden Short Duration U.S. Government Fund ("Short Fund") and Smith Breeden Intermediate Duration U.S. Government Fund ("Intermediate Fund,"and collectively the "Funds"). The proposals, which shareholders were asked to vote on, are explained in further detail in the proxy statement dated June 9, 2000.

	Proposal 1 - Election of Nominees as Trustees of the Trusts
	Trust I
	Trustee	Votes For	Withheld
	Madeline H. McWhinney	6,801,210	719,781
	Steven J. Paggioli	6,823,519	697,472
	Thomas R. Schneeweis	6,818,624	702,367
	Sean M. Healey	6,824,720	696,271
	Jack W. Aber	6,824,290	696,701
	William E. Chapman, II	6,821,859	699,132
	Edward J. Kaier	6,824,546	696,445
	Eric Rakowski	6,822,659	698,332

	Trust II
	Trustee	Votes For	Withheld
	Madeline H. McWhinney	3,880,748	580,452
	Steven J. Paggioli	3,884,995	576,922
	Thomas R. Schneeweis	3,883,334	578,583
	Sean M. Healey	3,879,553	582,364
	Jack W. Aber	3,881,561	580,356
	William E. Chapman, II	3,881,855	580,062
	Edward J. Kaier	3,881,855	580,779
	Eric Rakowski	3,881,855	580,062


	Proposal 2 - Approval or Disapproval of the Proposed
Management Agreements
Fund	Shares For	Shares Against	Shares Abstained
Equity Fund	6,615,105	214,954	690,932
Short Fund	2,098,527	379,415	202,669
Intermediate Fund	1,688,559	30,828	61,920


 	Proposal 3 - Approval or Disapproval of Sub-advisory
Agreements
Fund	Shares For	Shares Against	Shares Abstained
Equity Fund	6,594,594	224,149	702,248
Short Fund	2,099,158	379,048	202,405
Intermediate Fund	1,674,311	31,148	75,848


Proposal 4 - Approval or Disapproval of an Amendment to the
Trusts' Declarations of Trust to permit the future merger of the Funds into The Managers Funds complex without additional shareholder approval

Trust I
Fund	Shares For	Shares Against	Shares Abstained
Equity Fund	6,060,477	773,601	686,913

Trust II
Fund	Shares For	Shares Against	Shares Abstained
Short & Intermediate Funds	3,510,255	674,958	276,705


Proposal 5 - Approval or Disapproval of a Proposal allowing the
Advisor to change the Sub-advisor of the Funds without
Shareholder Approval
Fund	Shares For	Shares Against	Shares Abstained
Equity Fund	5,743,910	1,112,235	664,846
Short Fund	1,871,711	596,230	212,670
Intermediate Fund	1,402,716	288,587	90,004

Pursuant to Article III, Section 1 of the By-Laws of the Trusts and the 1940 Act, such total votes on each proposal represents a quorum of the outstanding shares of each Fund.



We pick the talent. You reap the results.
www.managersfunds.com
Investment Manager,
Administrator and Distributor
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879
Custodian
State Street Bank & Trust, Co.
1776 Heritage Drive
North Quincy, Massachusetts 02171
Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109-2881
Transfer Agent
Boston Financial Data Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682
Trustees
Jack W. Aber
William E. Chapman, II
Sean M. Healey*
Edward J. Kaier
Madeline H. McWhinney
Steven J. Paggioli
Eric Rakowski
Thomas R. Schneeweis
*Interested Person


This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.


The Managers Funds
Equity Funds:
INCOME EQUITY FUND
		Armstrong Shaw Associates Inc.
		Chartwell Investment Partners, L.P.
CAPITAL APPRECIATION FUND
		Essex Investment Management Co., LLC
		Roxbury Capital Management, LLC
SMALL COMPANY FUND
		Kalmar Investment Advisers, Inc.
		HLM Management Co., Inc.
SPECIAL EQUITY FUND
		Goldman Sachs Asset Management
		Pilgrim Baxter & Associates, Ltd.
		Westport Asset Management, Inc.
		Kern Capital Management LLC
INTERNATIONAL EQUITY FUND
		Scudder Kemper Investments, Inc.
		Lazard Asset Management
		Mastholm Asset Management, L.L.C.
EMERGING MARKETS EQUITY FUND
		Rexiter Capital Management Limited
U.S. STOCK MARKET PLUS FUND
		Smith Breeden Associates, Inc.
Income Funds:
BOND FUND
		Loomis, Sayles & Co. L.P.
GLOBAL BOND FUND
		Rogge Global Partners plc.
INTERMEDIATE DURATION
	GOVERNMENT FUND
		Smith Breeden Associates, Inc.
SHORT AND INTERMEDIATE BOND FUND
		Standish, Ayer & Wood, Inc.
SHORT DURATION
	GOVERNMENT FUND
		Smith Breeden Associates, Inc.
MONEY MARKET FUND
		J.P. Morgan Investment Management Inc.